Exhibit 99.1350CERT


     Certification Pursuant to Section 906 of the Sarbanes Oxley Act


I, Robert C. Doll, Jr., Chief Executive Officer of Core Bond Portfolio of Merrill Lynch Bond Fund, Inc. and Master Core Bond Portfolio of Master Bond Trust (together, the "Fund"), certify that:

1. The N-CSR of the Fund (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Fund.


Dated: May 22, 2006


                                            /s/ Robert C. Doll, Jr.
                                            -----------------------
                                            Robert C. Doll, Jr.,
                                            Chief Executive Officer of
                                            Core Bond Portfolio of
                                            Merrill Lynch Bond Fund, Inc. and
                                            Master Core Bond Portfolio of
                                            Master Bond Trust


A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to Core Bond Portfolio of Merrill Lynch Bond Fund, Inc. and Master Core Bond Portfolio of Master Bond Trust and will be retained by Core Bond Portfolio of Merrill Lynch Bond Fund, Inc. and Master Core Bond Portfolio of Master Bond Trust and furnished to the Securities and Exchange Commission or its staff upon request.



Exhibit 99.1350CERT


     Certification Pursuant to Section 906 of the Sarbanes Oxley Act


I, Donald C. Burke, Chief Financial Officer of Core Bond Portfolio of Merrill Lynch Bond Fund, Inc. and Master Core Bond Portfolio of Master Bond Trust (together, the "Fund"), certify that:

1. The N-CSR of the Fund (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Fund.


Dated: May 22, 2006


                                            /s/ Donald C. Burke
                                            --------------------
                                            Donald C. Burke,
                                            Chief Financial Officer of
                                            Core Bond Portfolio of
                                            Merrill Lynch Bond Fund, Inc. and
                                            Master Core Bond Portfolio of
                                            Master Bond Trust


A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to Core Bond Portfolio of Merrill Lynch Bond Fund, Inc. and Master Core Bond Portfolio of Master Bond Trust and will be retained by Core Bond Portfolio of Merrill Lynch Bond Fund, Inc. and Master Core Bond Portfolio of Master Bond Trust and furnished to the Securities and Exchange Commission or its staff upon request.